                                            Filed pursuant to Rule 497(h)(1)
                                            Registration Statement No. 333-60614


PROSPECTUS

                                  $92,000,000

                        Pacholder High Yield Fund, Inc.

         Auction Rate Cumulative Preferred Shares ("Preferred Shares")
                            3,680 Shares, Series W
                   Liquidation Preference $25,000 Per Share

                               ----------------

  Pacholder High Yield Fund, Inc. (the "Fund") is offering 3,680 Series W Auction Rate Cumulative Preferred Shares. The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high-yield fixed income securities of domestic companies. The Fund's investment adviser is Pacholder & Company, LLC (the "Adviser").

                               ----------------

  The Fund's investments in lower-rated securities and its leveraged capital structure involve special risks. An investment in the Fund is not appropriate for all investors. No assurance can be given that the Fund will achieve its investment objective. See the "Risk Factors" section on page 19 of this prospectus for more information about risks.

  Further information concerning the Fund and the securities in which it invests is in the Fund's registration statement, of which this prospectus is a part, on file with the Securities and Exchange Commission.

  These securities have not been approved or disapproved by the Securities and Exchange Commission nor any state securities commission. The Securities and Exchange Commission and state securities commissions have not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               ----------------

                                         Per Share    Total
                                         --------- -----------
Public Offering Price                    $25,000  $92,000,000
Sales Load (1)                           $   250  $   920,000
Proceeds to Fund (1)(2)                  $24,750  $91,080,000

--------
(1) Including $92,000 paid by the Fund to Winton Associates, Inc., an affiliate of the Adviser, for financial advisory and marketing support services related to the offering.
(2) Not including offering expenses incurred by the Fund, estimated to be $242,879.

  The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the Preferred Shares are first issued.

  The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to an investor's broker-dealer, in book-entry form through The Depository Trust Company, on or about June 29, 2001.

                               ----------------
Salomon Smith Barney
                                     Banc One Capital Markets, Inc.


June 26, 2001

  Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. The dividend rate on the Preferred Shares for the initial dividend period from and including the date of issue to but excluding July 12, 2001 will be 3.95%. For each subsequent dividend period, the auction agent will determine the dividend rate by an auction conducted on the business day prior to that period. The auction usually is held weekly as described under "The Auction." Investors in the Preferred Shares may participate in auctions through their broker-dealers in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in Preferred Shares and a secondary market may not provide you with liquidity. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares--Redemption."

  The Preferred Shares will be senior to the Fund's outstanding Common Stock. The Preferred Shares are not listed on an exchange. The Fund's Common Stock is listed on the American Stock Exchange under the symbol "PHF." It is a condition of closing this offering that the Preferred Shares be offered with a rating of "aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Ratings Services ("S&P").

  This prospectus sets forth concisely information you should know before investing, including information about risks. You should read this prospectus before you invest and keep it for future reference. The Fund's Statement of Additional Information ("SAI"), dated June 26, 2001, contains additional information about the Fund and is incorporated by reference into (which means it is considered to be a part of) this prospectus. You may obtain a free copy of the SAI by calling (513) 985-3200 or by writing to the Fund at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236. A table of contents to the SAI is located at page 41 of this prospectus. The SAI is available along with other Fund-related materials at the Securities and Exchange Commission's Web site (http://www.sec.gov).

  You should rely only on the information contained in or incorporated by reference into this prospectus. Neither the Fund nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the underwriters are making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Prospectus Summary.......................................................   2

Financial Highlights.....................................................   8

The Fund.................................................................  10

Use of Proceeds..........................................................  10

Capitalization...........................................................  10

Portfolio Composition....................................................  11

Investment Objective and Policies........................................  12

Description of Leverage..................................................  16

Risk Factors.............................................................  19

Description of Preferred Shares..........................................  22

The Auction..............................................................  28

Management of the Fund...................................................  31

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and
  Registrar..............................................................  34

Federal Taxation.........................................................  34

Description of Capital Stock.............................................  36

Conversion to Open-End Fund..............................................  38

Underwriting.............................................................  39

Legal Opinions...........................................................  40

Reports to Stockholders..................................................  40

Independent Auditors.....................................................  40

Further Information......................................................  40

Table of Contents to the Statement of Additional Information.............  41

                               PROSPECTUS SUMMARY

  This summary highlights selected information from this prospectus and is qualified in its entirety by reference to the detailed information included in this prospectus and the SAI. To understand the offering of the Preferred Shares, you should read this entire prospectus carefully, including the risk factors.

The Fund................  The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's common stock, par value $.01 per share ("Common Stock"), is listed on the American Stock Exchange under the symbol "PHF." The Fund's principal office is located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200.

The Adviser.............  Pacholder & Company, LLC serves as the Fund's investment adviser. The Adviser is a limited liability company 51% owned by Pacholder Associates, Inc. ("Pacholder Associates") and 49% owned by Banc One Investment Advisors Corporation ("Banc One Advisors"). Pacholder Associates is an investment advisory firm formed in 1983 that specializes in high-yield fixed income securities. Pacholder Associates currently manages in excess of $1 billion for institutional clients and provides research and consulting services to those clients and others. Approximately $900 million of the accounts currently managed by Pacholder Associates are dedicated to investing in securities similar to those eligible for purchase by the Fund. Banc One Advisors is an indirect wholly-owned subsidiary of BANK ONE CORPORATION. As of December 31, 2000, Banc One Advisors managed over $131 billion in assets, including One Group(R) Mutual Funds. Banc One Advisors is an affiliate of Banc One Capital Markets, Inc.

                          William J. Morgan has directed and supervised the overall portfolio management strategy for the Fund since 1988. Mr. Morgan also has been responsible for the day-to-day management of the Fund's portfolio since June 2000.

The Offering............  The Fund is offering 3,680 Series W Auction Rate
                          Cumulative Preferred Shares (the "Preferred Shares") at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the shares. Salomon Smith Barney Inc. and Bank One Capital Markets, Inc. are offering the Preferred Shares as underwriters.

                          The Preferred Shares will entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described under "Description of Preferred Shares--Dividends and Dividend Periods," each dividend period will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period.

                          The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares at an auction that normally is held weekly, by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund or to certain other broker-dealers. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. The first auction date for Preferred Shares will be July 11, 2001, the business day before the dividend payment date for the initial dividend period for Preferred Shares. The auction day for Preferred Shares normally will be a Wednesday, and the start date for subsequent dividend periods normally will be the following business day, typically a Thursday, unless the then-current dividend period is a special rate period or the day that normally would be the auction date or the first day of the subsequent dividend period is not a business day.

Ratings.................  The Fund will issue the Preferred Shares only if they receive a credit quality rating of "aaa" from Moody's and "AAA" from S&P.


Investment Objective
and Policies............  The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high-yield fixed income securities of domestic companies. The Fund invests in a portfolio comprised primarily of lower-rated fixed income securities (commonly referred to as "junk bonds") and other types of high risk securities. Under normal circumstances, the Fund invests at least 65% of the value of its assets in high yield securities. No assurance can be given that the Fund will achieve its investment objective.

Investment Strategy.....  The Fund invests primarily in fixed income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated Ba or lower by Moody's and BB or lower by S&P, or unrated fixed income securities deemed by the Adviser to be of comparable quality. Securities rated Ba or lower by Moody's or BB or lower by S&P are commonly referred to as high yield securities or "junk bonds." Such securities generally are regarded by the rating agencies as significantly more speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and more likely to default than higher quality debt securities. Such securities also generally are subject to greater risk than securities with higher ratings during periods of deteriorating economic conditions. (See the SAI for a description of bond ratings.)

                          The Fund also may invest in U.S. dollar denominated high-yield debt securities issued by foreign companies, as well as securities issued or guaranteed by foreign governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities. No more than 25% of the Fund's total assets will be invested in U.S. dollar denominated foreign issues. Investment in foreign securities involves special risks. See "Investment Objectives and Policies" and "Risk Factors."

                          The Fund may invest up to 25% of its total assets in securities that are restricted as to disposition under the federal securities laws or are otherwise not readily marketable. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), that have legal or contractual restrictions on resale but are otherwise liquid ("Rule 144A Securities") are not subject to this 25% limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

                          The Fund may invest in securities that are in the lower rating categories or unrated securities. The Fund also may invest in equity and other debt securities, and hybrid securities having debt and equity characteristics. In addition, the Fund may lend its portfolio securities and may enter into repurchase agreements and interest rate swap transactions.

                          The Fund's investments are subject to asset coverage, diversification and related guidelines established in connection with the Fund's receipt from Moody's and S&P of ratings of "aaa" and "AAA," respectively, for the Preferred Shares. Ratings issued by Moody's and S&P, or any other nationally recognized rating agency, do not eliminate or mitigate the risks of investing in the Fund's securities.

Leverage................  The Fund uses financial leverage for investment purposes. Currently, the Fund has outstanding Series C, Series D and Series E Cumulative Preferred Stock due March 2, 2002 (the "2002 Preferred Stock"). The Fund will use approximately $71,200,000 of the net proceeds of the offering to purchase or redeem the outstanding shares of 2002 Preferred Stock.


Principal Investment
Risks...................  Risk is inherent in all investing. The primary risks of investing in Preferred Shares are:

                             . if the Fund increases its leverage by issuing debt securities, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt were to have a prior claim against the income of the Fund and against the net assets of the Fund in liquidation;

                             . if an auction fails you may not be able to sell some or all of your Preferred Shares;

                             . you could receive less than the price you paid for your Preferred Shares if you sell them outside of the auction, especially when market interest rates are rising;

                             . a rating agency could downgrade the rating assigned to the Preferred Shares, which could affect liquidity;

                             .  the Fund may be forced to redeem your
                                Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares under certain circumstances;

                             . in extraordinary circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the Preferred Shares;

                             . the value of the Fund's investment portfolio may decline, reducing asset coverage on the Preferred Shares;

                             . if an issuer of a fixed income security in which the Fund invests defaults, there may be a negative impact on the Fund's income and asset coverage; and

                             . the Fund invests in lower-rated securities and unrated securities of comparable quality, which involve greater volatility of price and risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of the securities.

                          For further discussion of the risks of investing in Preferred Shares, see "Risk Factors."


Dividends and Dividend
Periods.................  The table below shows the dividend rate, the dividend payment date and the number of days for the initial dividend period on the Preferred Shares. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends also are payable every seven days, on the first business day following the end of the dividend period. If the day on which dividends otherwise would be paid is not a business day, then dividends will be paid on the first business day that falls after that day. The dividend payment date for special dividend periods of more than seven days will be set out in a notice designating a special dividend period. Dividends on Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds. See "Description of Preferred Shares--Dividends and Dividend Periods," "-- Designation of Special Dividend Periods," and "The Auction."

        Number of Days of                            Dividend Payment Date for
     Initial Dividend Period   Initial Dividend Rate  Initial Dividend Period
     -----------------------   --------------------- -------------------------
        13                             3.95%               July 12, 2001

Asset Maintenance.......  Under the Fund's Articles Supplementary, which establish and fix the rights and preferences of the Preferred Shares, the Fund is required to maintain as of the last business day of each calendar month:

                             . asset coverage of at least 200% with respect to senior securities that are stock, including the Preferred Shares as required by the Investment Company Act of 1940, as amended (the "1940 Act"), and

                             . asset coverage of at least 300% with respect to any senior securities representing indebtedness.

                          Based on the composition of the Fund's portfolio and market conditions as of June 14, 2001, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately 229% if the Fund were to issue all of the Preferred Shares offered in this prospectus and use a portion of the proceeds to purchase or redeem the outstanding shares of 2002 Preferred Stock.

Redemption..............  The Fund ordinarily will not redeem Preferred Shares.
                          However, it may be required to redeem Preferred Shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund also may voluntarily redeem Preferred Shares. See "Description of Preferred Shares--Redemption."

Liquidation
Preference..............  The liquidation preference for Preferred Shares (that is, the amount the Fund must pay to holders of Preferred Shares if the Fund is liquidated) will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights...........  The 1940 Act requires that the holders of Preferred
                          Shares, and the holders of any other series of preferred stock of the Fund, voting as a separate class, have the right to:

                             .  elect at least two directors at all times, and

                             . elect a majority of the directors if at any time the Fund fails to pay dividends on the Preferred Shares, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

                          The holders of Preferred Shares, and the holders of any other series of preferred stock of the Fund, will vote as a separate class or series on other matters as required under the Fund's Charter, the 1940 Act and the law of the Fund's state of incorporation. Each share of Common Stock, each Preferred Share, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.

Federal Income Tax......  So long as the Fund continues to meet the requirements for treatment as a tax-qualified regulated investment company, it will pay no federal income tax on the earnings it distributes to holders. Because the Fund's portfolio income consists principally of interest income, distributions to corporate investors in Preferred Shares generally will not be eligible for the federal dividends-received deduction. Distributions with respect to the Preferred Shares generally will constitute ordinary income to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Distributions of net capital gain that are designated as capital gain dividends will be treated as long-term capital gains in the hands of holders. See "Federal Taxation."

Secondary Market
Trading.................  Broker-dealers may, but are not obligated to, maintain a secondary trading market in Preferred Shares outside of auctions. There can be no assurance that a secondary market will develop or if it does develop, that it will provide owners with liquidity of investment. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other persons as the Fund permits.

Custodian, Auction
Agent, Transfer Agent,
Dividend Paying Agent
and Registrar...........  Firstar Bank, N.A. serves as the Fund's custodian. Bankers Trust Company serves as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares.

                           FINANCIAL HIGHLIGHTS


  The table below sets forth selected financial information for a share of Common Stock outstanding throughout each period presented. The financial highlights for each of the years in the ten-year period ended December 31, 2000 have been derived from financial statements audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the most recent financial statements, is included in the Fund's December 31, 2000 annual report. The information should be read in conjunction with those financial statements and notes thereto and is incorporated by reference, in the SAI, which is available upon request from the Fund.



                                                          Year Ended December 31,
                     ------------------------------------------------------------------------------------------------------
                        2000         1999         1998         1997        1996        1995      1994      1993     1992
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
Per Share Operating
Performance:
Net asset value,
beginning of
period.............  $    13.55   $    15.19   $    17.40   $    17.44  $    16.02  $    16.86  $ 19.23   $ 18.52  $ 17.37
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
Net investment
income.............        2.22         2.18         2.30         2.22        2.16        2.19     2.12      2.48     2.37
Net realized and
unrealized
gain/(loss) on
investments........       (3.55)       (1.34)       (2.32)        0.83        1.42       (0.06)   (1.64)     1.42     1.32
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
Net
increase/(decrease)
in net asset value
resulting from
operations.........       (1.33)        0.84        (0.02)        3.05        3.58        2.13     0.48      3.90     3.69
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
Distributions to
Stockholders from:
Preferred
dividends..........       (0.51)       (0.51)       (0.49)       (0.49)      (0.46)      (0.29)   (0.24)    (0.38)   (0.33)
Common:
Net investment
income and short-
term gains.........       (1.68)       (1.68)       (1.70)       (1.72)      (1.70)      (1.90)   (1.92)    (2.09)   (2.08)
Net realized long-
term gains.........         --           --           --         (0.16)        --          --       --      (0.21)     --
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
Total distributions
to preferred and
common
stockholders.......       (2.19)       (2.19)       (2.19)       (2.37)      (2.16)      (2.19)   (2.16)    (2.68)   (2.41)
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
Capital Change
Resulting from the
Issuance of Fund
Shares:
Common Shares......         --         (0.29)         --         (0.69)        --        (0.67)   (0.69)    (0.51)     --
Preferred Shares...         --           --           --         (0.03)        --        (0.11)     --        --     (0.13)
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
                            --         (0.29)         --         (0.72)        --        (0.78)   (0.69)    (0.51)   (0.13)
                     ----------   ----------   ----------   ----------  ----------  ----------  -------   -------  -------
Net asset value,
end of period......  $    10.03   $    13.55   $    15.19   $    17.40  $    17.44  $    16.02  $ 16.86   $ 19.23  $ 18.52
                     ==========   ==========   ==========   ==========  ==========  ==========  =======   =======  =======
Market value per
share, end of
period.............  $    10.56   $    11.63   $    16.38   $    18.19  $    17.88  $    17.38  $ 16.75   $ 21.25  $ 19.38
                     ==========   ==========   ==========   ==========  ==========  ==========  =======   =======  =======
Total Investment
Return:
Based on market
value per common
share(1)...........        4.97%      (19.91)%      (0.16)%      13.23%      14.37%      16.04%  (11.12)%   22.41%   25.99%
Based on net asset
value per common
share(2)...........      (14.48)%       2.56%       (3.19)%      15.44%      20.40%      10.68%    0.72%    20.27%   18.78%
Ratios to Average
Net Assets(3):
Expenses...........        0.69%        1.14%        0.83%        1.47%       1.80%       0.86%    1.64%     1.81%    1.90%
Net investment
income.............       11.40%       10.08%        9.72%        8.92%       9.21%      10.45%   10.17%    10.33%   10.32%
Supplemental Data:
Net assets at end
of period, net of
preferred stock
(000)..............  $   95,457   $  128,752   $  108,190   $  123,442  $   87,054  $   79,596  $58,925   $44,458  $34,001
Average net assets
during period, net
of preferred stock
(000)..............  $  115,318   $  130,836   $  119,223   $  118,893  $   83,074  $   79,614  $59,002   $43,275  $34,950
Portfolio turnover
rate...............          35%          37%          88%         116%         76%         83%     102%       97%     121%
Number of preferred
shares outstanding
at end of period...   3,500,000    3,500,000    2,450,000    2,450,000   1,650,000   1,650,000    8,600     9,400   10,000
Asset coverage per
share of preferred
stock outstanding
at end of period...  $       47   $       57   $       64   $       70  $       73  $       66  $ 7,852   $ 5,730  $ 4,400
Liquidation and
average market
value per share of
preferred stock....  $       20   $       20   $       20   $       20  $       20  $       20  $ 1,000   $ 1,000  $ 1,000
                      1991
                     --------
Per Share Operating
Performance:
Net asset value,
beginning of
period.............  $ 14.49
                     --------
Net investment
income.............     2.18
Net realized and
unrealized
gain/(loss) on
investments........     2.84
                     --------
Net
increase/(decrease)
in net asset value
resulting from
operations.........     5.02
                     --------
Distributions to
Stockholders from:
Preferred
dividends..........      --
Common:
Net investment
income and short-
term gains.........    (2.14)
Net realized long-
term gains.........      --
                     --------
Total distributions
to preferred and
common
stockholders.......    (2.14)
                     --------
Capital Change
Resulting from the
Issuance of Fund
Shares:
Common Shares......      --
Preferred Shares...      --
                     --------
                         --
                     --------
Net asset value,
end of period......  $ 17.37
                     ========
Market value per
share, end of
period.............  $ 17.25
                     ========
Total Investment
Return:
Based on market
value per common
share(1)...........    56.78%
Based on net asset
value per common
share(2)...........    36.71%
Ratios to Average
Net Assets(3):
Expenses...........     1.37%
Net investment
income.............    12.94%
Supplemental Data:
Net assets at end
of period, net of
preferred stock
(000)..............  $31,678
Average net assets
during period, net
of preferred stock
(000)..............  $30,724
Portfolio turnover
rate...............       48%
Number of preferred
shares outstanding
at end of period...      --
Asset coverage per
share of preferred
stock outstanding
at end of period...      --
Liquidation and
average market
value per share of
preferred stock....      --

----

(1) Total investment return excludes the effects of commissions.


(2) Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.


(3) Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.

Information Regarding Senior Securities

  The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception.

                                                                         Involuntary
                                                          Asset Coverage Liquidation  Approximate
                                          Total Amount         for        Preference  Market Value
                         At December 31 Outstanding (shs)  Shares($)(4)  Per Share($) Per Share(5)
                         -------------- ----------------- -------------- ------------ ------------
8.60% Cumulative
 Preferred Stock........      1992(1)          10,000         4,400         1,000         --
                              1993              9,400         5,730         1,000         --
                              1994              8,600         7,852         1,000         --
6.95% Cumulative
 Preferred Stock........      1995(2)       1,650,000            66            20         --
                              1996          1,650,000            73            20         --
Cumulative Preferred
 Stock..................      1997(3)       2,450,000            70            20         --
                              1998(3)       2,450,000            64            20         --
                              1999(3)       3,500,000            57            20         --
                              2000(3)       3,500,000            47            20         --

--------
(1) On April 15, 1992, the Fund issued 10,000 shares of 8.60% Cumulative Preferred Stock. In 1993, the Fund redeemed shares of such stock having an aggregate liquidation value of $600,000, and in 1994 the Fund redeemed shares of such stock having an aggregate liquidation value of $800,000.
(2) On August 15, 1995, the remaining shares of 8.60% Cumulative Preferred Stock were called for redemption and the Fund issued 1,650,000 shares of 6.95% Cumulative Preferred Stock.
(3) On March 3, 1997, the shares of 6.95% Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series A Cumulative Preferred Stock and the Fund issued 800,000 shares of Series B Cumulative Stock. On December 14, 1998, the shares of Series A and Series B Cumulative Preferred Stock were exchanged on a share-for-share basis for shares of Series C and Series D Cumulative Preferred Stock, respectively. On March 26, 1999, the Fund issued 1,050,000 shares of 6.46% Series E Cumulative Preferred Stock. The Fund will purchase or redeem the outstanding shares of 2002 Preferred Stock with a portion of the proceeds of this offering.
(4) Amount shown is per share of preferred stock. Calculated by subtracting the Fund's total liabilities (not including senior securities constituting debt but including the liquidation preference of the preferred stock) from the Fund's total assets and dividing such amount by the number of outstanding shares of preferred stock.
(5) All shares of preferred stock have been issued in private placements and there have been no market transactions.

                                   THE FUND

  The Fund is a diversified, closed-end management investment company. The Fund was organized as a corporation under the laws of Maryland on August 17, 1988 and has registered with the Securities and Exchange Commission ("SEC") under the 1940 Act. As of March 31, 2001, the Fund had total net assets of approximately $164 million and net assets attributable to Common Stock of approximately $94 million. The Fund's principal office is located at 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, and its telephone number is (513) 985-3200. The Fund's investment adviser is Pacholder & Company, LLC, an investment management firm registered with the SEC under the Investment Advisers Act of 1940. See "Management of the Fund."

                                USE OF PROCEEDS

  The estimated net proceeds of this offering of Preferred Shares will be $90,837,121 after payment of offering expenses and the sales load. The Fund will use approximately $71,200,000 of the net proceeds of the offering to purchase or redeem the Fund's outstanding shares of 2002 Preferred Stock, and the balance of the net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies during a period not to exceed 90 days from the offer and sale of the Preferred Shares, depending on market conditions and the availability of appropriate securities. Pending the purchase or redemption of the 2002 Preferred Stock and such investment, the Fund will invest in high quality, short-term securities.

                                CAPITALIZATION

  The following table sets forth the unaudited capitalization of the Fund as of June 14, 2001, and as adjusted to give effect to the issuance of the Preferred Shares offered in this prospectus and the redemption of the Fund's outstanding shares of 2002 Preferred Stock.

                                                                              Amount
                                                                          Outstanding As
                                                             Amount Held     Adjusted
                              Amount            Amount       By Fund For   Following the
Title of Class              Authorized        Outstanding    Its Account     Offering
--------------           ----------------- ----------------- ----------- -----------------
Common Stock, $.01 par
 value.................. 46,500,000 shares 12,713,716 shares  0 shares   12,713,716 shares
Cumulative Preferred
 Stock, $.01 par value
  Series C..............  1,650,000 shares  1,650,000 shares  0 shares            0 shares
  Series D..............    800,000 shares    800,000 shares  0 shares            0 shares
  Series E..............  1,050,000 shares  1,050,000 shares  0 shares            0 shares
Auction Rate Cumulative
 Preferred Shares, $.01
 par value..............      3,680 shares          0 shares  0 shares        3,680 shares

                             PORTFOLIO COMPOSITION

  As of March 31, 2001, the Fund's portfolio included 183 holdings issued by 147 issuers representing 31 different industry groups. The percentage of the Fund's assets invested in fixed income securities within the various rating categories, determined on a dollar-weighted average, as of March 31, 2001, were as follows:

   Rating Category                                                   Percentage*
   ---------------                                                   -----------
   BBB..............................................................     1.12
   BB or Ba.........................................................     8.76
   B................................................................    61.44
   CCC or Caa.......................................................    10.59
   CC or Ca.........................................................     0.15
   C................................................................     0.12
   D................................................................     0.36
   Unrated..........................................................    10.07
   Equity...........................................................     2.67
   Cash and Cash Equivalents........................................     4.72
                                                                       ------
   Total Investments................................................   100.00
                                                                       ======

--------
* Based on the S&P rating if the security is rated by S&P, otherwise based on the Moody's rating.

                       INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is to provide a high level of total return through current income and capital appreciation by investing primarily in high-yield fixed income securities of domestic companies. Under normal circumstances, the Fund invests at least 65% of the value of its assets in high yield securities. No assurance can be given that the Fund will be able to achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed by the Board of Directors without shareholder approval.

  The Fund invests in a diversified portfolio comprised primarily of publicly traded bonds, debentures, notes and preferred stocks issued by domestic companies that generally have market capitalizations (including debt) of at least $100 million. These securities are generally traded in the over-the-counter market, but some may be listed on an exchange. The Fund is not restricted as to the nature or type of debt or equity securities in which it may invest. Debt securities in which the Fund invests may or may not bear fixed or variable rates of interest, or carry equity features, such as conversion or exchange rights, or warrants for the acquisition of shares of stock of the same or a different company, and may or may not have been issued in connection with a leveraged buy-out. The Fund also may invest in privately placed debt securities and in hybrid securities, such as debt with warrants attached, and other privately held obligations of, in most cases, public companies, such as loans, credit paper and loan participations.

Investment Philosophy and Analysis

  The Adviser seeks to identify and purchase for the Fund fixed income securities which have a higher relative value and more favorable risk return characteristics than the high yield market as a whole. As part of this strategy, the Fund may seek to invest a portion of its portfolio in securities that are trading at a significant discount from their face value or principal amount. These securities offer the potential for significant capital appreciation if the issuer is able to pay the security at maturity or to redeem the issue at face value, or if the credit quality of the security improves. Conversely, these securities may take considerable time to appreciate in value and, in some cases, may become less valuable or worthless, particularly in the event of a default or the bankruptcy of the issuer.

  The Adviser believes that the risks associated with investing in securities trading at a significant discount from their face value or principal amount can be managed through credit, financial and legal analysis and research, and through portfolio diversification.

  In analyzing prospective investments for the Fund, the Adviser generally considers a number of factors including the following:

Financial Condition:       The Adviser performs credit and financial analysis,
                           emphasizing cash flow, on all investments.
                           Generally, the Fund will avoid investment in a company if the Adviser believes accurate financial and business information is not available.

Value of Assets:           The Adviser generally estimates the value of a
                           company to measure the risk of loss in case the company is unable to meet its debt obligations. If the investment is purchased at or below this value, the ultimate risk of loss may be reduced.
                           Additionally, in certain cases, sale of the assets of a company may provide more value than its continued operation.

Business Prospects:        The Adviser generally considers the industry
                           outlook and competitive factors, which may include supplier and customer relationships, strengths and weaknesses of products, viability of product lines and other considerations in an effort to determine the company's business prospects. In most cases a high level of total return will be realized through the value inherent in the continued operation of the company's business.

Capital Structure:         The Adviser reviews the terms of each debt
                           instrument in order to assess the priority of the Fund's investment relative to other debt and equity holders. The Fund generally will seek a position in the capital structure of a company that will enable it to preserve the value of its investment in the case of a restructuring or a liquidation.

Management:                The Adviser considers the depth and capabilities of
                           the management team to assess its ability to lead a company through financial or operating difficulties. The Adviser also considers management's ownership interest in the company.
                           When management has a substantial equity stake in the company, the Adviser believes management will be motivated to enhance and protect its interest in the company and to avoid liquidation, reorganization or bankruptcy.

Capital Requirements:      The Adviser considers a company's needs for
                           additional capital and the potential sources for such capital.

Additional Investment Policies

  Private Placements. The Fund may invest up to 25% of its total assets in securities that are subject to restrictions on resale because they have not been registered under the Securities Act. The Fund also may purchase restricted securities that, although privately placed, may be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act, and these securities are not subject to the 25% limitation.

  Foreign Investments. The Fund may invest up to 25% of its total assets in U.S. dollar denominated securities or other obligations of foreign companies issued or trading in the United States. Investing in the securities of foreign issuers involves special risks not typically associated with investing in U.S. companies. See "Risk Factors and Special Considerations--Foreign Securities" for a discussion of the risks of investing in foreign securities.

  Non-Accruing Securities. Some of the Fund's portfolio investments may not be current on payment of interest or dividends or may be in default at the time of acquisition ("non-accruing securities"). Non-accruing securities may present the opportunity for significant capital appreciation based on the Adviser's estimation of their liquidation or reorganization value. There can be no assurance, however, that such capital appreciation will occur or that it will occur within the time frame estimated by the Adviser. Non-accruing securities may be less liquid and more volatile than other portfolio securities. Consistent with the Fund's objective of obtaining high levels of current income, non-accruing securities will generally comprise no more than 20% of the Fund's net assets. Some portfolio securities may become non-accruing securities after they are acquired by the Fund. Given the unpredictability of performance by the issuers of the Fund's portfolio investments, it is impossible to estimate the amount of the Fund's assets that could become invested in non-accruing securities. Accordingly, there can be no assurance that the level of non-accruing securities will not exceed 20% of the Fund's net assets. The Adviser will not purchase additional non-accruing securities for the Fund if, at the time of proposed acquisition, non-accruing securities comprise 20% or more of the net assets of the Fund.

  The Fund may invest from time to time in securities of companies involved, at the time of acquisition or thereafter, in reorganization, restructuring or bankruptcy proceedings. It is the policy of the Fund not to invest in the securities of an issuer for the purpose of exercising control or management. The Adviser may, however, intentionally seek an active role in reorganization, restructuring or bankruptcy proceedings at the time of investment, or may decide to assume such a role. The Adviser's active participation in reorganization, restructuring or bankruptcy proceedings, whether as a member of creditors' or equity holders' committees or otherwise, could restrict the Fund's ability to sell the related portfolio securities.

  Equity Securities. Equity securities will generally comprise no more than 10% of the Fund's total assets. Equity securities are defined as common stocks and preferred stocks without mandatory redemption features and do not include bonds, debentures or other debt obligations that are convertible into equity securities. The Adviser will not purchase additional equity securities for the Fund if, at the time of proposed acquisition, equity securities comprise 10% or more of the Fund's total assets. However, there can be no assurance that the Fund's investments in equity securities will not exceed 10% of its total assets, particularly if issuers of portfolio securities become involved in restructuring or reorganization proceedings that result in the conversion of debt obligations into equity securities or if there is an increase in the value of the equity securities held by the Fund relative to the Fund's debt obligations.

  Temporary Investments. There may be times when securities satisfying the Adviser's investment criteria are unavailable or when, in the Adviser's judgment, conditions in the securities markets render investment in such securities inconsistent with the Fund's investment strategy and the best interests of shareholders. During these periods, or pending investment in such securities, the Fund may invest in temporary investments. For this purpose, temporary investments include (i) short-term debt obligations, such as commercial paper, bank certificates of deposit, bankers' acceptances and short-term obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to any of the foregoing, and (ii) certain corporate fixed income securities, such as variable or floating rate notes and preferred stock, with structural characteristics which are intended to reduce the risk of loss from interest rate fluctuations. Temporary investments with longer maturities may be rated in the lower rating categories classified by Moody's or S&P or may not be rated. The yield on temporary investments generally will tend to be lower than the yield on the Fund's other portfolio securities. All temporary investments will be paying interest currently at the time of purchase. It is impossible to predict when, for how long or to what extent temporary investments will be utilized.

Lending Securities

  Consistent with applicable regulatory requirements, the Fund may lend up to 25% of its net assets to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends, if any, on the loaned securities, while at the same time earning a fee or interest from the borrower.

  A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms that the Adviser and the Board of Directors deem to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

  Because voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower. The Fund will not loan securities to the extent such activity would jeopardize its status as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

Swap Agreements

  The Fund may enter into interest rate swap agreements for the purpose of reducing the interest rate risk inherent in its underlying investments and capital structure. The costs of these transactions, and the payments made or received by the Fund thereunder, will be borne by or inure to the benefit of the Fund's common stockholders. If there is a default by the other party to the transaction, the Fund will have contractual remedies pursuant the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if the Fund did not enter into interest rate swap agreements. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the liability being hedged.

                            DESCRIPTION OF LEVERAGE

General

  Under the 1940 Act, the Fund is permitted to issue senior securities provided that immediately thereafter it has asset coverage of at least 200% with respect to senior securities that are stock and at least 300% with respect to senior securities representing indebtedness. In addition, the Fund's investment restrictions prohibit it from borrowing money or issuing senior securities unless immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%. The terms of any senior securities are subject to the provisions of the 1940 Act and any provisions of the Fund's Charter, or in the case of stock, credit agreements related to borrowings or other indebtedness incurred by the Fund, and, to the extent that the Fund seeks a rating for the senior securities, any additional guidelines may be more restrictive than those imposed by the 1940 Act, the Fund's Charter or the applicable credit agreement. Generally, the rights of lenders to receive payments of principal, interest, fees and other obligations owing to the lenders by the Fund will be senior to the rights of holders of preferred stock, including the Preferred Shares, with respect to the payment of dividends or upon liquidation.

The 2002 Preferred Stock

  The Fund has outstanding 3,500,000 shares of Cumulative Preferred Stock, par value $.01 per share, comprised of 1,650,000 Series C shares, 800,000 Series D shares and 1,050,000 Series E shares. Under the 1940 Act, the Fund may not declare or pay any dividend or distribution on its Common Stock, or repurchase any shares of Common Stock, unless full cumulative dividends on all shares of preferred stock have been declared and paid, and unless immediately thereafter the preferred stock has an "asset coverage" (as defined in the 1940 Act) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be. See "Asset Coverage and Other Financial Tests" below.

  The outstanding shares of 2002 Preferred Stock are fully paid and non-assessable, are not convertible into shares of Common Stock (or any other capital stock of the Fund) and have no preemptive rights. The following is a summary of terms of the 2002 Preferred Stock as set forth in the Fund's Charter.

  Dividends. Holders of the 2002 Preferred Stock are entitled to receive cumulative cash dividends payable quarterly at the annual rate of 7.15%, in the case of the Series C shares, 7.05%, in the case of the Series D shares and 6.46%, in the case of Series E shares, of the liquidation preference ($20 per share) of the 2002 Preferred Stock. A quarterly dividend may not be declared or paid on the 2002 Preferred Stock unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of 2002 Preferred Stock through the most recent quarterly dividend payment dates therefor. If full cumulative dividends have not been paid, any dividends on the 2002 Preferred Stock are required to be paid pro rata on all outstanding shares.

  Liquidation Preference. In the event of any liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, holders of the shares of 2002 Preferred Stock will be entitled to receive a preferential liquidating distribution in the amount of $20 per share, plus an amount equal to all accrued and unpaid dividends to the date of distribution, before any distribution or payment is made in respect of the Common Stock. If the assets of the Fund are insufficient to pay holders of the 2002 Preferred Stock the liquidating distribution to which they are entitled, then holders of the 2002 Preferred Stock will share ratably in any assets available for distribution. Unless and until the liquidation preference of the 2002 Preferred Stock has been paid in full, the Fund may not pay any dividends or distributions on the Common Stock.

  Redemption. On March 2, 2002, the Fund is required to redeem all of the then outstanding shares of 2002 Preferred Stock at a price equal to $20 per share plus accumulated and unpaid dividends through the date of redemption. In addition, if the financial restrictions described below under "Asset Coverage and Other Financial Tests" are not met as of the evaluation dates prescribed in the Fund's Charter, then the Fund may be required to redeem such number of shares at the liquidation value thereof that, after giving effect to such redemption, the restrictions would be met. The Fund also may redeem the 2002 Preferred Stock, in whole or in part, at any time at a redemption price equal to $20 per share, plus accumulated and unpaid dividends through the date of redemption and a make-whole premium equal to the discounted value of the remaining scheduled payments with respect to the redeemed shares over the amount of the liquidation preference of such shares. The Fund will use a portion of the proceeds of this offering of Preferred Shares to purchase or redeem the outstanding shares of 2002 Preferred Stock.

  Voting Rights. Except as described below, holders of the shares of 2002 Preferred Stock have equal voting rights with holders of the Common Stock of one vote per share, and holders of the shares of 2002 Preferred Stock and the Common Stock vote together as a single class. Under the Fund's Charter, holders of the 2002 Preferred Stock, as a class, are entitled to elect two directors; holders of the Common Stock, as a class, are entitled to elect two directors; and holders of the Common Stock and the 2002 Preferred Stock, voting together as a single class, are entitled to elect the remaining directors of the Fund. In addition, if at any time dividends on the 2002 Preferred Stock shall be unpaid in an amount equal to two full years' dividends, or if the Fund shall have failed to redeem any shares of 2002 Preferred Stock as required, then holders of the outstanding shares of 2002 Preferred Stock will be entitled to elect a majority of the Fund's directors.

  As long as any shares of 2002 Preferred Stock are outstanding: (1) the Fund may not (a) petition the courts to file the Fund into bankruptcy, dissolve the Fund or liquidate the Fund's assets, or consent to a petition seeking liquidation, reorganization or other relief under applicable laws of any jurisdiction relating to bankruptcy, insolvency or reorganization, (b) merge or consolidate with any corporation, (c) convert to open-end status, or (d) sell all or substantially all of its assets, without approval of a majority of the outstanding shares of 2002 Preferred Stock and Common Stock, each voting as a separate class; (2) the adoption of any plan of reorganization adversely affecting either the 2002 Preferred Stock or the Common Stock requires the separate approval of a majority of the outstanding shares of such class; (3) any action requiring a vote of security holders under Section 13(a) of the 1940 Act requires the approval of a majority of the outstanding shares of 2002 Preferred Stock and Common Stock, each voting as a separate class; (4) the Fund may not (a) amend, alter or repeal any of the preferences, rights or powers of the 2002 Preferred Stock, (b) increase or decrease the number of shares of 2002 Preferred Stock authorized to be issued, (c) create, authorize or issue any class or series of stock ranking on a parity with or senior to the 2002 Preferred Stock with respect to the payment of dividends or the distribution of assets in liquidation, dissolution or the winding up of the affairs of the Fund, (d) create, authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness provided that this shall not prevent the Fund from clearing securities transactions in the ordinary course of business, or (e) create, incur or suffer to exist or agree to the creation, incurrence or existence of any lien, mortgage, debt, pledge, charge or security on any of the assets of the Fund, without the approval of a majority of the outstanding shares of 2002 Preferred Stock, voting separately as a class; (5) holders of the 2002 Preferred Stock and the Common Stock vote as separate classes in connection with the election of directors as described above; and (6) the Common Stock and the 2002 Preferred Stock vote as separate classes to the extent otherwise required under Maryland law or the 1940 Act. For purposes of the foregoing, a "majority of the outstanding shares" means the vote, at the annual or a special meeting of shareholders, (i) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (ii) of more than 50% of the outstanding shares, whichever is the less.

  Asset Coverage and Other Financial Tests. The Fund's Charter requires the Fund to determine periodically that certain asset coverage, dividend coverage and other financial tests have been met and that the Fund has complied with certain other restrictions. In the event that, on any date of determination, the Fund does not comply with an applicable test or restriction, then the Fund will be required to cure such violation within a stated cure period or, if such violation cannot be cured, to redeem the 2002 Preferred Stock. For so long as any shares of 2002 Preferred Stock are outstanding, the Fund is required (i) to determine (a) weekly and (b) the business day immediately preceding the declaration date of each dividend on the Common Stock, or any repurchase of shares of Common Stock, that the ratio of the value of the Fund's total assets, less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act), to the aggregate amount of senior securities representing indebtedness of the Fund, plus the aggregate liquidation value of all outstanding shares of 2002 Preferred Stock and the amount of all unpaid dividends accrued to and including the date of determination on all outstanding shares of 2002 Preferred Stock is at least 235%; (ii) to determine quarterly that the ratio of the Fund's net investment income for the preceding four fiscal quarters to the amount of all dividends accrued during such period on all the outstanding shares of 2002 Preferred Stock is at least 300%; and (iii) to make bi-weekly determinations that the amount of certain eligible portfolio property (as defined in the Charter) equals or exceeds the basic maintenance amount (as defined in the Charter). The Fund's Charter provide that the Fund shall not, without prior written confirmation that such action will not have an adverse effect on the rating of the 2002 Preferred Stock, (i) lend securities; (ii) issue any class of stock ranking prior to or on a parity with the 2002 Preferred Stock with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund; (iii) engage in short sales; (iv) sell or purchase futures or options; (v) merge or consolidate with any other corporation; (vi) authorize, assume or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, provided that the Fund may borrow money to clear securities transactions if the asset coverage and eligible portfolio coverage tests are met after giving effect to such borrowing; or (vii) engage in reverse repurchase obligations.

                                 RISK FACTORS

  Risk is inherent in all investing. Before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Leverage Risk

  The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. Leverage amplifies the affect of fluctuations in the Fund's portfolio value on the Preferred Shares' asset coverage.

  The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act, the Fund's investment restrictions and the Fund's Charter and any existing agreements between the Fund and third parties. If the Fund were to increase its leverage by issuing debt securities, such borrowings could constitute a substantial lien and burden on the Preferred Shares if such debt were to have a prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

  Additionally, because the investment advisory fee paid to the Adviser is based on the average net assets of the Fund (including assets attributable to senior securities), the Adviser may benefit from an increase in the Fund's assets resulting from the use of leverage, giving the Adviser an incentive to utilize leverage.

Auction Risk

  The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that bid rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to continue to hold those shares and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. Finally, the dividend period may be changed, subject to certain conditions and with notice to holders of Preferred Shares, which could affect the liquidity of your investment.

Secondary Market Risk

  The Preferred Shares are not registered on a stock exchange or the Nasdaq stock market. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions, but may discontinue this activity any time. You may transfer your Preferred Shares outside of auctions only to or through a broker-dealer or such other persons who may be permitted by the Fund. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a dividend period of more than seven days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to do so, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them when market interest rates have risen since the last auction and during a special rate period.

Ratings and Asset Coverage Risk

  Preferred Shares. While it is a condition to the closing of this offering that Moody's assigns a rating of "aaa" and S&P assigns a rating of "AAA" to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. In addition, Moody's, S&P or another rating agency could downgrade the Preferred Shares, which could make the shares less liquid at an auction or in the secondary market. If a rating agency downgrades the Preferred Shares, the dividend rate on the Preferred Shares will be the applicable maximum rate based on the credit rating of the Preferred Shares, which will be a rate higher than is payable currently on the Preferred Shares. See "Description of Preferred Shares-- Dividends and Dividends Periods." See "Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

  Portfolio Securities. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or a rating agency might not change its rating of a particular issue to reflect subsequent events. Unless otherwise provided in the Moody's or S&P guidelines applicable to the Preferred Shares, none of these events will require the sale of such securities by the Fund, but the Adviser will consider such events in its determination whether the Fund should continue to hold the securities.

Interest Rate Risk

  The Preferred Shares generally will pay dividends based on a rate set at auction, usually held weekly. The Fund purchases fixed income securities, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise. Thus, it is possible that the amount of dividends paid to holders of the Preferred Shares would exceed the income from the Fund's portfolio securities. However, the Preferred Shares dividend rates would need to greatly exceed the yield on the Fund's portfolio before the Fund's ability to pay the Preferred Shares dividends would be impaired. Generally, fixed income securities will decrease in value when long-term interest rates rise and increase in value when interest rates decline. If long-term rates rise, generally the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares. If such rise is significant, it could trigger a requirement to redeem the Preferred Shares.

Inflation Risk

  Inflation is the reduction in the purchasing power of money resulting from the increase in the prices of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Reinvestment Risk

  Reinvestment risk is the risk that income from the Fund's portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called fixed income securities at lower interest rates. A decline in income could affect the Fund's asset coverage and ability to pay dividends on the Preferred Shares. Investment risk also exists for holders of Preferred Shares because the shares are subject to involuntary redemption under circumstances where the investor may not be able to achieve a comparable yield or an investment with similar terms and quality.

High Yield Investments

  The principal value of the lower-rated securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis and attention to trends in the economy, industries and financial markets, these efforts will not eliminate risk.

  Fixed income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will not be rated. The values of such securities tend to reflect individual corporate developments or adverse economic change to a greater extent than higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of high yield securities and thus in the Fund's asset coverage of the Preferred Shares. The rating agencies generally regard these securities as predominantly speculative with respect to capacity to pay interest and repay principal and riskier than securities in the higher rating categories.

  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The high yield securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher-rated securities. Changes by recognized rating agencies in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's asset coverage of the Preferred Shares.

  The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

  Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of a company, in a so-called "leveraged buy-out" transaction. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions, including rising interest rates.

  Generally, when interest rates rise, the value of fixed-rate debt obligations, including high yield securities, tends to decrease; when interest rates fall, the value of fixed-rate debt obligations tends to increase. In addition, in a period of rising interest rates the high cost of the Fund's leverage and/or increasing defaults by issuers of high-yield debt obligations would likely exacerbate any decline in the Fund's net asset value. If an issuer of a high yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund may invest the proceeds from such redemption at a lower yield.

  The market for high yield securities has expanded rapidly in recent years. This expanded market has not yet completely weathered an economic downturn. An economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

  The credit ratings issued by rating agencies may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield securities. Also, rating agencies may fail to change on a timely basis a credit rating to reflect change in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. As of March 31, 2001, approximately 99.34% of the market value of the Fund's total investments was represented by fixed income securities regarded by the rating agencies as below investment grade (that is, rated Ba1 or lower by Moody's or BB+ or lower by S&P).

  At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held.

Restricted Securities

  The Fund also purchases a significant number of Rule 144A Securities, which are "restricted" securities but may be treated as liquid by the Fund in appropriate circumstances in accordance with SEC guidelines. The Adviser, pursuant to procedures adopted by the Board of Directors, makes a determination regarding the liquidity of such securities prior to their purchase and continues to analyze the liquidity of such securities, focusing on such factors, among others, as trading activity and availability of information. Investing in Rule 144A Securities, however, could have the effect of increasing the illiquidity of the Fund's assets to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Restrictions on Dividends and other Distributions

  Restrictions imposed on the declaration and payment of dividends and/or other distributions to the holders of the Fund's Common Stock and Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification for treatment as a regulated investment company under the Code. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain such qualification, there can be no assurance that such actions can be effected in time to meet such requirements. See "Federal Taxation--Federal Income Tax Treatment of the Fund."

                        DESCRIPTION OF PREFERRED SHARES

  The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is qualified by reference to the Articles Supplementary and other Charter documents, which have been filed as exhibits to the Fund's registration statement on Form N-2 of which this prospectus is a part.

General

  Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of holders of Common Stock. The Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated dividends. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Directors may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption of such shares. The Fund will not issue any class of stock senior to or on parity with the Preferred Shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Dividend Periods

  General. The following is a general description of dividends and dividend rate periods. See the SAI for a more detailed discussion of this topic. The dividend rate for the initial dividend period for the Preferred Shares offered in this prospectus will be the rate set out on the cover of this prospectus. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at the auction, normally held weekly, but the rate set at the auction will not exceed the maximum rate. Dividend periods generally will be seven days, and a dividend period generally will begin on the first calendar day after an auction for the Preferred Shares. In most instances, dividends are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of dividend periods, designating them as "special dividend periods." See "-- Designation of Special Dividend Periods."

  Dividend Payments. Except as provided below, the dividend payment date will be the first business day after the dividend period ends. The dividend payment date for special dividend periods of more than seven days will be set out in the notice designating a special dividend period. See "--Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

  Dividends on Preferred Shares will be paid on the dividend payment date to holders of record as their names appear on the Fund's record books on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time to holders of record as their names appear on the Fund's record books on such date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

  The Depository Trust Company, in accordance with its current procedures, is expected to credit in same-day funds on each dividend payment date dividends received from the Fund to the accounts of broker-dealers who act on behalf of holders of Preferred Shares. Such broker-dealers, in turn, are expected to distribute dividend payments to the person for whom they are acting as agents. If a broker-dealer does not make dividends available to holders of Preferred Shares in same-day funds, these holders will not have funds available until the next business day.

  Dividend Rate Set at Auction. Preferred Shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and Preferred Shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from broker-dealers on behalf of existing holders that wish to sell, hold at the auction rate, or hold only at a specified dividend rate, and on behalf of potential holders that wish to buy Preferred Shares. The auction agent then determines the lowest dividend rate that will result in all of the outstanding Preferred Shares continuing to be held. See "The Auction."

  Determination of Dividend Rate. The Fund computes the dividends per share by multiplying the dividend rate determined at the auction by a fraction, the numerator of which normally is seven and the denominator of which normally is
360. This rate is then multiplied by $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday.

  If an auction for any subsequent dividend period of Preferred Shares is not held for any reason other than as described below, the dividend rate on those shares will be the maximum rate on the auction date for that subsequent dividend period.

  Maximum Rate. The dividend rate that results from an auction for Preferred Shares will not be greater than the "maximum rate." The maximum rate means the applicable percentage of the "AA" Financial Composite Commercial Paper Rate on the date of such auction determined as set forth below based on the lower of the credit ratings assigned to the Preferred Shares by Moody's and S&P:

     Moody's Credit Rating        S&P Credit Rating           Applicable Percentage
     ---------------------        -----------------           ---------------------
         aa3 or Above               AA- or Above                      150%
           a3 to a1                   A- to A+                        160%
         baa3 to baa1               BBB- to BBB+                      250%
          Below baa3                 Below BBB-                       275%

  Effect of Failure to Pay Dividends in a Timely Manner. If the Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on the Preferred Shares, but the Fund cures the failure and pays any late charge before 12:00 noon, New York City time, on the third business day following the date the failure occurred, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter, and the dividend rate for Preferred Shares for that subsequent dividend period will be the maximum rate.

  However, if the Fund does not effect a timely cure, no auction will be held for the Preferred Shares for the first subsequent dividend period thereafter (and for any dividend period thereafter, to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the Preferred Shares for each such subsequent dividend period will be the default rate.

  The default rate means 300% of the applicable "AA" Financial Composite Commercial Paper Rate for a dividend period of fewer than 184 days and 300% of the applicable Treasury Index Rate for a dividend period of 184 days or more. Late charges are also calculated at the applicable default rate.

  Restrictions on Dividends and Other Distributions. When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock) in respect of the Common Stock or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (1) the Fund has paid all cumulative dividends on Preferred Shares; (2) the Fund has redeemed any Preferred Shares that it has called for mandatory redemption; and (3) after paying the dividend, the Fund meets both asset coverage requirements described under "Rating Agency Guidelines."

  Except as set forth in the next sentence, no dividends will be declared or paid or set apart for payment on any class or series of shares of stock of the Fund ranking, as to the payment of dividends, on parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Preferred Shares through their most recent dividend payment date. When dividends are not paid in full upon the Preferred Shares through their most recent dividend payment date or upon any other class or series of shares of stock ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any other such class or series of stock ranking on parity as to the payment of dividends with Preferred Shares will be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

Designation of Special Dividend Periods

  The Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on holders of its Common Stock. The Fund does not currently expect to hold auctions and pay dividends less frequently than weekly in the near future. If the Fund designates a special dividend period, changes in interest rates could affect the price received if the shares were sold in the secondary market.

  Before the Fund designates a special dividend period: (1) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund must issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (2) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time, on the second business day before the first day of the proposed special dividend period.

Voting Rights

  Except as noted below, the Fund's Common Stock and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of directors, the holders of Preferred Shares, as a separate class, vote to elect two directors, and the holders of the Common Stock and holders of Preferred Shares vote together as a single class to elect the remaining directors. In addition, during any period ("Voting Period") in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends, the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two directors set forth above) the smallest number of additional directors as is necessary to ensure that a majority of the directors has been elected by the holders of Preferred Shares. The holders of Preferred Shares will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

  In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of directors that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent directors, will constitute the duly elected directors of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional directors elected by the holders of the Preferred Shares will terminate.

  In addition, so long as any Preferred Shares are outstanding:

  . the Fund may not be voluntarily liquidated, dissolved, wound up, merged or consolidated and may not sell all or substantially all of its assets, without the approval of at least a majority of the Preferred Shares and the shares of Common Stock, each voting as a separate class;

  . the adoption of any plan of reorganization adversely affecting either the Preferred Shares or the Common Stock requires the approval of a majority of the outstanding shares of such class;

  . the Fund may not, without the affirmative vote of at least a majority of the Preferred Shares outstanding, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent;

  . the approval of a majority of the outstanding Preferred Shares and Common Stock, each voting as a separate class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment restrictions described under "Investment Restrictions" in the SAI and changes in the Fund's subclassification as a closed-end investment company; and

  . the approval of a majority of the outstanding Preferred Shares, voting separately as a class, is required to amend, alter or repeal any of the authorized preferences, rights or powers of the holders of Preferred Shares.

  The Common Stock and the Preferred Shares also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. To the extent required under the 1940 Act, certain actions by the Fund's holders require a vote of a majority of the Fund's outstanding voting securities. The class vote of holders of Preferred Shares described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

  For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Share will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute of quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient Deposit Securities (as defined in the SAI) for the redemption of those Preferred Shares were deposited.

Rating Agency Guidelines

  The Fund is required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount defined below. Moody's and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" includes the sum of (i) the aggregate liquidation preference of the Preferred Shares then outstanding, (ii) the total principal of any senior debt (plus accrued and projected dividends), (iii) certain Fund expenses and (iv) certain other current liabilities.

  The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are stock of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Stock) ("1940 Act Preferred Shares Asset Coverage"). Based on the Fund's assets and liabilities as of June 14, 2001, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:

         Value of Fund assets less liabilities
           not constituting senior securities            $210,609,378
     ______________________________________________    =  ____________  = 229%
      Senior securities representing indebtedness         $92,000,000
     plus liquidation value of the Preferred Shares

  If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described above under "Description of Preferred Shares--Redemption."

  The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares.

  As described by Moody's and S&P, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

  The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay fees to Moody's and S&P for rating the Preferred Shares.

Redemption

  Mandatory Redemption. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

  In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares of the Fund, subject to redemption or retirement. If fewer than all outstanding Preferred Shares are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

  Optional Redemption. To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

  Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, including all outstanding shares of Preferred Shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding Preferred Shares.

Liquidation

  Subject to the rights of holders of any series of preferred stock ranking on parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution will be made on the Common Stock, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described in this prospectus, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

  Neither the consolidation nor merger of the Fund with or into any other corporation or corporations, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Fund for the purposes of the foregoing paragraph.

                                  THE AUCTION

Summary of Auction Procedures

  The following is a brief summary of the auction procedures, which are described in more detail in the SAI. These auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the SAI and the SAI Glossary. The auction determines the dividend rate for the Preferred Shares, but the dividend rate will not be higher than the maximum rate. See "Description of Preferred Shares--Dividends and Dividend Periods." You may buy, sell or hold the Preferred Shares in the auction.

  If you own Preferred Shares, you may instruct, orally or in writing, a broker-dealer to enter an order in the auction. Existing holders of Preferred Shares can enter three kinds of orders regarding their Preferred Shares: sell, bid and hold.

  . If you enter a sell order, you indicate that you want to sell Preferred Shares at $25,000 per share, no matter what the next dividend period's rate will be.

  . If you enter a bid (or "hold at a rate") order, you indicate that you want to sell Preferred Shares only if the next dividend period's rate is less than the rate you specify.

  . If you enter a hold order, you indicate that you want to continue to own Preferred Shares, no matter what the next dividend period's rate will be.

  You may enter different types of orders for your Preferred Shares, as well as orders for additional Preferred Shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of Preferred Shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy and general economic conditions including current interest rates. If you own Preferred Shares and submit a bid higher than the maximum rate, your bid will be treated as a sell order. If you do not enter an order, the broker-dealer will assume that you want to continue to hold the Preferred Shares, but if you fail to submit an order and the dividend period is longer than seven days, the broker-dealer will treat your failure to submit a bid as a sell order.

  If you do not currently own Preferred Shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at $25,000 per share at or above a specified dividend rate. If your bid specifies a rate higher than the maximum rate, your order will not be accepted.

  Broker-dealers will submit orders from existing and potential holders of Preferred Shares to the auction agent. Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of Preferred Shares. A broker-dealer's failure to submit orders for the Preferred Shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer. A broker-dealer may submit orders to the auction agent for its own account provided it is not an affiliate of the Fund. Neither the Fund nor the Adviser may submit an order in any auction, except that any broker-dealer that is an affiliate of the Fund or the Adviser may submit orders in an auction, but only if such orders are not for its own account.

  The auction agent after each auction for Preferred Shares will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% of the purchase price of the Preferred Shares placed by such broker-dealer in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealers, in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by the broker-dealers at the auction.

  If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is at least equal to the number of Preferred Shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the Preferred Shares available for purchase in the auction.

  If the number of Preferred Shares subject to bid orders with a dividend rate equal to or lower than the maximum rate for the Preferred Shares is less than the number of Preferred Shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate. In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the Preferred Shares for which they submitted sell orders.

  The auction agent will not accept a bid above the maximum rate. The purpose of the maximum rate is to place an upper limit on dividends with respect to Preferred Shares and in so doing to help protect the earnings available to pay Common Stock dividends, and to serve as the dividend rate in the event of a failed auction (that is, an auction where there are more Preferred Shares offered for sale than there are buyers for those shares).

  If broker-dealers submit or are deemed to submit hold orders for all outstanding Preferred Shares, that is considered an "all hold" auction and the dividend rate for the next dividend period will be the all hold rate. The "all hold rate" is 80% of the "AA" Financial Composite Commercial Paper Rate (the interest equivalent of rates applicable to "AA"-rated securities for time periods that vary depending on the dividend period).

  The auction procedures include a pro rata allocation of shares for purchase and sale. This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares in its order. If this happens, broker-dealers will be required to make appropriate pro rata allocations among their customers.

  Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through The Depository Trust Company. Purchasers will pay for their shares through broker-dealers in same-day funds to The Depository Trust Company against delivery to the broker-dealers. The Depository Trust Company will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

  The first auction for Preferred Shares will be held on July 11, 2001, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during special dividend periods, auctions for Preferred Shares normally will be held every Wednesday, and each subsequent dividend period for Preferred Shares normally will begin on the following Thursday.

  The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares, and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A    Owns 500 shares, wants to sell     Bid order of 4.1% rate for all 500 shares
                    all 500 shares if auction rate is
                    less than 4.1%
Current Holder B    Owns 300 shares, wants to hold     Hold order--will take the auction rate
Current Holder C    Owns 200 shares, wants to sell     Bid order of 3.9% rate for all 200 shares
                    all 200 shares if auction rate is
                    less than 3.9%
Potential Holder D  Wants to buy 200 shares            Places order to buy at or above 4.0%
Potential Holder E  Wants to buy 300 shares            Places order to buy at or above 3.9%
Potential Holder F  Wants to buy 200 shares            Places order to buy at or above 4.1%

  The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their Preferred Shares. Current holder A will sell its Preferred Shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Preferred Shares

  The underwriters are not required to make a market in the Preferred Shares. The broker-dealers (including the underwriters) may maintain a secondary trading market for Preferred Shares outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the Nasdaq market. Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

  You may sell, transfer, or otherwise dispose of Preferred Shares only in whole shares and only

  . pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

  .  to a broker-dealer; or

  . to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your shares in the name of a broker-dealer, a sale or transfer of your shares to that broker-dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the shares immediately after the transaction; and (y) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

  Further description of the auction procedures can be found in the SAI.

                            MANAGEMENT OF THE FUND

Board of Directors

  The management of the Fund, including general supervision of the duties performed by the Adviser under the Fund's investment advisory agreement, is the responsibility of the Fund's Board of Directors under the 1940 Act and the laws of the state of Maryland.

Investment Adviser

  Pacholder & Company, LLC, 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, is the Fund's investment adviser. The Adviser is an Ohio limited liability company organized in June 1998. Pacholder Associates, Inc. ("Pacholder Associates") owns 51% of the equity interest in the Adviser, and Banc One Investment Advisors Corporation ("Banc One Advisors") owns the remaining 49%. The Fund is the only client of the Adviser.

  Pacholder Associates is an investment advisory firm, formed in 1983, that specializes in high-yield fixed income securities. Pacholder Associates currently manages in excess of $1 billion for institutional clients and provides research and consulting services to those clients and others. Approximately $900 million of the accounts currently managed by Pacholder Associates are dedicated to investing in securities similar to those eligible for purchase by the Fund. Asher O. Pacholder and Sylvia A. Pacholder own a majority of Pacholder Associates' outstanding stock. Employees of Pacholder Associates own the remaining outstanding stock. William J. Morgan, James P. Shanahan, Jr. and James E. Gibson, directors and/or officers of the Fund, are also shareholders, officers and/or directors of Pacholder Associates.

  Banc One Advisors is an indirect wholly-owned subsidiary of BANK ONE CORPORATION, a bank holding company located in the state of Illinois. As of December 31, 2000, Banc One Advisors managed over $131 billion in assets. BANK ONE CORPORATION operates banking offices in 14 states and in selected international markets. BANK ONE CORPORATION also engages in other business related to banking and finance, including credit card and merchant processing, consumer and education finance, mortgage lending and servicing, insurance, venture capital, investment and merchant banking, trust, brokerage, investment management, leasing, community development and data processing. These activities are conducted through bank subsidiaries and nonbank subsidiaries. On a consolidated basis, BANK ONE CORPORATION had assets of over $269 billion as of December 31, 2000.

  Banc One Advisors represents a consolidation of the investment advisory staffs of a number of bank affiliates of BANK ONE CORPORATION, which have considerable experience in the management of open-end management investment company portfolios, including One Group(R) Mutual Funds (an open-end management investment company consisting of units of beneficial interest in 56 separate funds).

  William J. Morgan has directed and supervised the overall portfolio management strategy of the Fund since the Fund commenced operations in 1988. Mr. Morgan also has been responsible for day-to-day management of the Fund since June 2000. Mr. Morgan is President and Managing Director of Pacholder Associates and is responsible for the overall management of the firm. He has been responsible for Pacholder Associates' investment management operations since the inception of the firm. Prior to co-founding Pacholder Associates in 1983, Mr. Morgan was the Fixed Income Portfolio Manager at Union Central Life Insurance Company and was responsible for research and management of a wide variety of securities, primarily fixed-income debt obligations of the U.S. Government and corporate issuers.

Investment Advisory Agreement

  Pursuant to an Investment Advisory Agreement dated August 20, 1998, as amended (the "Advisory Agreement"), the Adviser manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. The Adviser determines in its discretion the securities to be purchased or sold, subject to the ultimate supervision and direction of the Fund's Board of Directors.

  As compensation for its services, the Adviser receives an annual fee which increases or decreases from a "fulcrum fee" of 0.90% of the Fund's average net assets based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Credit Suisse First Boston Domestic Plus High Yield Index(TM) (the "Index") for the same period (the "Index Return"). A general description of the Index, and the Index Return and total return investment performance of the Fund for the twelve-month periods ended December 31, 1989 through 2000 are set forth in the SAI.

  The advisory fee is paid quarterly at an annual rate that varies between 0.40% and 1.40% of the Fund's average net assets. The fee is structured so that it will be 0.90% if the Fund's investment performance for the preceding 12 months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the 0.90% fulcrum fee by 10% of the difference between the Fund's investment performance during the preceding 12 months and the Index Return during that period, up to the maximum fee of 1.40% or down to the minimum fee of 0.40%.

  The following table shows the fee rates that would be applicable based on the relative performance of the Fund and the Index for a particular twelve-month period:


   Fund Performance
   (net of fees and                                  Advisory Fee Rate*
   expenses)                                      (% of average net assets)
   ----------------                               -------------------------
   Index Return + 5                                         1.40
   Index Return + 4                                         1.30
   Index Return + 3                                         1.20
   Index Return + 2                                         1.10
   Index Return + 1                                         1.00
   Index Return                                             0.90
   Index Return - 1                                         0.80
   Index Return - 2                                         0.70
   Index Return - 3                                         0.60
   Index Return - 4                                         0.50
   Index Return - 5                                         0.40

  --------
*  The advisory fee increases or decreases from a fulcrum fee of 0.90%.

  The advisory fee paid by the Fund has exceeded for certain periods, and may in the future exceed, the fees paid by other closed-end investment companies. In addition, the 0.90% fulcrum fee is higher than the fees paid by many closed-end funds. The advisory fee paid by the Fund may exceed the advisory fees paid other comparable funds even if the Fund's investment performance is not equal to the Index Return. Moreover, the Adviser could receive the maximum fee, even though the Fund's absolute investment performance is negative. The Adviser also could receive the minimum fee when the Fund experiences significant positive performance.

  The Adviser bears all expenses of its employees and overhead incurred in connection with its duties under the Advisory Agreement.

Administrative and Accounting Services

  Kenwood Administrative Management, Inc. (the "Administrator"), 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236, an affiliate of Pacholder Associates, serves as the administrator of the Fund pursuant to an Administration Agreement with the Fund dated June 5, 1996 (the "Administration Agreement"). The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters and assists in the preparation of financial and other reports. Under the Administration Agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund's average weekly net assets.

  The Administration Agreement was approved by the Fund's shareholders on June 4, 1996. Continuation of the Administration Agreement was approved by the Fund's Board of Directors, including a majority of the independent directors, most recently on May 22, 2000. The Administration Agreement will continue in effect from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities. In either event, the Administration Agreement also must be approved annually by vote of a majority of the independent directors, cast in person at a meeting called for that purpose.

  Pursuant to an Accounting Services Agreement with the Fund dated May 20, 1991, as amended, Pacholder Associates, an affiliate of the Adviser, is responsible for (i) accounting relating to the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund,
(iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stock splits, taken in respect of securities held by the Fund. For these services the Fund pays Pacholder Associates a monthly fee at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million, and reimburses it for out-of-pocket expenses.

Consulting Services

  Pursuant to a consulting services agreement with the Fund, Winton Associates, Inc., an affiliate of the Adviser, has agreed to provide the Fund with financial advisory and marketing support services related to the offering of the Preferred Shares for a fee of $92,000. The fee is payable at the closing of the offering of the Preferred Shares. Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. William J. Morgan, James P. Shanahan, Jr. and James E. Gibson, directors and/or officers of the Fund, are also officers and/or directors of Winton Associates, Inc.

Fund Expenses

  Under the Advisory Agreement, the Fund pays expenses, including the expenses of the Fund's

  .  registrar, custodian, and stock transfer and dividend agent;

  . brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party;

  . all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies;

  . the cost and expense of engraving or printing of certificates representing shares of the Fund;

  . all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparation, printing (including typesetting) and distributing a prospectus for such purposes);

  . all expenses of stockholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to stockholders;

  . fees of directors who are not employees of the Adviser or any corporate affiliate of the Adviser;

  .  travel expenses of directors;

  . all expenses incident to the payment of any dividend reinvestment program;

  . charges and expenses of any outside service used for pricing of the Fund's portfolio securities;

  . charges and expenses of legal counsel, and of independent accountants, in connection with any matter relating to the Fund;

  .  membership dues of industry associations;

  .  interest payable on Fund borrowings;

  . fees and expenses incident to the listing of the Fund's shares on any stock exchange;

  .  postage;

  . insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit;

  . extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and

  . all other charges and costs of the Fund's operation unless otherwise explicitly provided in the Advisory Agreement.

 CUSTODIAN, AUCTION AGENT, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

  Bankers Trust Company, whose principal place of business is Four Albany Street, New York, New York 10006, will act as auction agent, transfer agent, dividend paying agent and registrar for the Preferred Shares. The Fund's securities and cash are held under a custodian agreement by Firstar Bank, N.A., whose principal business address is 425 Walnut Street, Cincinnati, Ohio 45201-1118. Firstar also serves as the Fund's transfer agent, dividend paying agent and registrar for the Fund's Common Stock.

                               FEDERAL TAXATION

  The following discussion offers only a brief outline of the federal income tax consequences of investing in the Preferred Shares and is based on the federal tax law in effect on the date hereof. That tax law is subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

Federal Income Tax Treatment of the Fund

  The Fund has elected to be, will qualify for the current taxable year for treatment as, and intends to continue for each subsequent taxable year to qualify for treatment as, a regulated investment company under Subchapter M of the Code (a "RIC"). To qualify for that treatment, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities (the "Income Requirement");
(2) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same or similar or related trades or businesses; and (3) satisfy the Distribution Requirement described in the next paragraph.

  For each taxable year that the Fund qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, and determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of its investment company taxable income for that year (the "Distribution Requirement"). The Fund intends to make sufficient distributions of its investment company taxable income each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and (2) the stockholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's current or accumulated earnings and profits as calculated for federal income purposes.


  The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify for treatment as a RIC but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (1) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain and (2) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities. For federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder's gross income.


  The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of the sum of its ordinary income for that year plus capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such months, and paid by the Fund during January of the following year. Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received.


Federal Income Tax Treatment of Holders of Preferred Shares

  Based in part on its lack of any present intention to redeem or purchase the Preferred Shares at any time in the future and upon the advice of tax counsel, the Fund believes that under present law the Preferred Shares will constitute stock of the Fund and distributions with respect to the Preferred Shares (other than distributions in redemption of the Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund's current or accumulated earnings and profits as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and generally will not qualify for the dividends-received deduction available to corporations under Section 243 of the Code. This view relies in part on a published ruling of the Internal Revenue Service (the "IRS") stating that certain preferred stock similar in many material respects to the Preferred Shares represents equity. It is possible, however, that the IRS might take a contrary position asserting, for example, that the Preferred Shares constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of Preferred Shares would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Kirkpatrick & Lockhart LLP, counsel to the Fund, believes that if the IRS were to pursue in court the position that the Preferred Shares should be treated as debt for federal income tax purposes, the IRS would be unlikely to prevail if the issue were properly litigated.


  Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders' respective holding periods for their Preferred Shares. The IRS requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains), based on the percentage of total dividends distributed to each class for the taxable year. Accordingly, the Fund intends to designate distributions of net capital gain made with respect to Preferred Shares as capital gain dividends in proportion to the Preferred Shares' share of total dividends paid during the year. Because the Fund currently has a significant capital loss carryover, it is not anticipated that the Fund will distribute net capital gain to its stockholders, including holders of the Preferred Shares, for the foreseeable future.

Sale of Shares

  The sale or other disposition of Preferred Shares generally will be a taxable transaction for federal income tax purposes. A selling holder of Preferred Shares generally will recognize gain or loss in an amount equal to the difference between its basis in the Preferred Shares and the amount received in exchange therefor. If such Preferred Shares are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of Preferred Shares by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any other Preferred Shares or any shares of Common Stock in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

  Generally, a holder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Long-term capital gains of individuals and other non-corporate taxpayers are generally taxed at a maximum rate of tax of 20% (or 18% for capital assets held for more than five years and whose holding periods began after December 31, 2000). However, any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or credited to the holder as an undistributed capital gain) with respect to such shares. Also, any loss realized upon a taxable disposition of Preferred Shares may be disallowed if other Preferred Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the Preferred Shares acquired.

Backup Withholding

  The Fund may be required to withhold, for U.S. federal income taxes, up to 31% of all dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's federal income tax liability if the appropriate information is provided to the IRS.

Other Taxation

  Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or lower rates prescribed by any applicable treaty. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and non-federal income tax consequences to them of an investment in Preferred Shares.

Further Information

  The SAI summarizes further federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

                         DESCRIPTION OF CAPITAL STOCK

General

  The authorized capital stock of the Fund consists of 46,500,000 shares of Common Stock and 3,500,000 shares of 2002 Preferred Stock. The Board of Directors has the authority to reclassify any authorized but unissued shares of capital stock into one or more additional or other classes or series of stock and intends to reclassify 3,860 shares of Common Stock as Series W Auction Rate Cumulative Preferred Stock, par value $.01 per share, representing the Preferred Shares.

  The Fund will use approximately $71,200,000 of the net proceeds of the offering of the Preferred Shares to purchase or redeem the outstanding shares of 2002 Preferred Stock.

Common Stock

  All shares of Common Stock have equal rights in all respects as to dividends, assets and voting privileges and have no redemption or preemptive rights. In the event of liquidation, each share is entitled to its proportion of the Fund's assets after payment of debts and expenses and the liquidation preference of any outstanding preferred stock. The outstanding shares of Common Stock are fully paid and non-assessable. Holders of the Common Stock are entitled to one vote per share and do not have cumulative voting rights.

  The Fund may from time to time sell additional shares of Common Stock, although it has no present intention of offering additional shares other than under the Dividend Reinvestment Plan. An offer, if made, would require the approval of the Fund's Board of Directors. Any additional offering will be subject to the requirements of the 1940 Act, which requires that shares may not be sold at a price below net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to one or more classes of the Fund's capital stock or with the consent of a majority of the outstanding shares of Common Stock.

  So long as any Preferred Shares (or any shares of other preferred stock of the Fund) are outstanding, holders of the Fund's Common Stock will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include an asset coverage test more stringent than under the 1940 Act.

  Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to the Common Stock holders by or under the direction of Firstar Bank, N.A., as dividend paying agent. Pursuant to the Plan, holders of Common Stock not making this election will have all dividends and distributions automatically reinvested by Firstar Bank N.A., as Plan agent, in whole or fractional shares of Common Stock. If, on the record date for the distribution: (a) the market price is equal to or exceeds the net asset value ("NAV") at the time the shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock at the most recently determined NAV, but in no event less than 95% of the market price; or (b) the NAV of the Fund's Common Stock exceeds the market price of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Plan agent will buy Common Stock in the open market, on the American Stock Exchange or elsewhere, for the Plan participants' accounts. For additional detailed information contact Firstar Bank, N.A., Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, Ohio, 45201-1118 and (800) 637-7549.

  The Fund's Common Stock has been listed on the American Stock Exchange since 1988. On June 14, 2001, the last reported sales price of the Fund's Common Stock on the American Stock Exchange was $11.24. The Fund's NAV on June 14, 2001 was $9.44.

Special Voting Requirements

  The Fund's Articles of Incorporation contain an election to be governed by Sections 3-601 through 3-603 of the Maryland General Corporation Law, which require, among other things, a "super-majority" vote with respect to "business combinations" (defined as any merger or similar fundamental transaction subject to a statutory vote and certain transactions involving a transfer of assets or securities to interested stockholders and their affiliates) between Maryland corporations and "interested stockholders" (defined as beneficial owners of more than 10% of the outstanding voting stock of such corporations). Unless certain value and other standards are met (in the case of merger-type transactions) or an exemption is available, business combinations with interested stockholders may not be consummated unless recommended by the Board of Directors of the Fund and approved by the affirmative vote of at least 80% of the votes entitled to be cast by the shareholders and two-thirds of the votes entitled to be cast by the shareholders other than the interested stockholders.

  The foregoing provisions will make it difficult to change the Fund's management and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors has considered these provisions and believes that they are in the shareholders' best interest.

                          CONVERSION TO OPEN-END FUND

  The Fund's Board of Directors may elect to submit to the Fund's stockholders at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem any outstanding Preferred Shares, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on high yield securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter, including the Preferred Shares, voting as a separate class. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their NAV, less such redemption charges, if any, as might be in effect at the time of redemption. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred stock, including the Preferred Shares. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

                                 UNDERWRITING

  The underwriters named below (the "underwriters"), acting through Salomon Smith Barney Inc., have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund (the "Underwriting Agreement"), to purchase, and the Fund has agreed to sell, the number of Preferred Shares offered hereby set forth opposite their respective names.

                                                                       Number of
                                                                       Preferred
Underwriters                                                            Shares
------------                                                           ---------
Salomon Smith Barney Inc. ............................................   3,312
Banc One Capital Markets, Inc.........................................     368
                                                                         -----
  Total...............................................................   3,680
                                                                         =====

  The Underwriting Agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all of the Preferred Shares offered hereby if they purchase any of the shares. In the Underwriting Agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute payments the underwriters may be required to make for any of those liabilities.

  The Fund has been advised by the underwriters that they propose initially to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the shares to selected dealers at the public offering price less a concession not in excess of $21.875 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for the Preferred Shares offered in this prospectus purchased in the initial public offering on or before, June 29, 2001.

  Banc One Capital Markets, Inc. is an affiliate of the Adviser, and accordingly, under the 1940 Act the Fund's portfolio transactions with Banc One Capital Markets, Inc. will be restricted.

  The Fund anticipates that the underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be underwriters. The Fund anticipates that the underwriters or their respective affiliates may from time to time act in auctions as broker-dealers and receive fees as described under "The Auction" and in the SAI. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

  The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Banc One Capital Markets, Inc. is 100 East Broad Street, 5th Floor, Columbus, Ohio 42271.

  Pursuant to a consulting services agreement with the Fund, Winton Associates, Inc., an affiliate of the Adviser, has agreed to provide the Fund with financial advisory and marketing support services related to the offering of the Preferred Shares for a fee of $92,000. The fee is payable at the closing of the offering of the Preferred Shares. Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. See "Management of the Fund-- Consulting Services."

                                LEGAL OPINIONS

  Certain legal matters in connection with the Preferred Shares offered in the prospectus will be passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C., and for the Underwriters by Simpson Thacher & Bartlett, New York, New York.

                            REPORTS TO STOCKHOLDERS

  The Fund sends unaudited semi-annual and audited annual reports to its stockholders, including a list of investments held.

                             INDEPENDENT AUDITORS

  The financial statements of the Fund at December 31, 2000 have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report incorporated by reference in the SAI, and are included in reliance upon their report given upon Deloitte & Touche LLP's authority as experts in accounting and auditing. The address of Deloitte & Touche LLP is 1700 Courthouse Plaza, NE, Dayton, Ohio 45402.

                              FURTHER INFORMATION

  The Fund has filed with the SEC, Washington, D.C. 20549, a registration statement on Form N-2 (the "Registration Statement") under the Securities Act and the 1940 Act with respect to the Preferred Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this prospectus constitutes a part, on file with the SEC. The Registration Statement may be inspected without charge at the SEC's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the SEC. The Fund's 1940 Act registration number is 811-5639.

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 and the SEC's regional offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549 at prescribed rates. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus, and reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. In addition, reports, proxy and information statements, and other information concerning the Fund can be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006-1881.

          TABLE OF CONTENTS TO THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
General Information........................................................   2
Additional Investment Policies and Investment Restrictions.................   2
Investment Restrictions....................................................   3
Management of the Fund.....................................................   4
Portfolio Transactions.....................................................   6
Determination of Net Asset Value...........................................   7
Additional Information Concerning the Auctions for Preferred Shares........   8
Description of Preferred Shares............................................  14
Moody's and S&P Guidelines.................................................  22
Federal Taxation...........................................................  29
Performance Data and Index Returns.........................................  32
Financial Statements.......................................................  37
Appendix A: Glossary.......................................................  38
Appendix B: Ratings of Investments.........................................  47

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--------------------------------------------------------------------------------

                                  $92,000,000

                        Pacholder High Yield Fund, Inc.

                    Auction Rate Cumulative Preferred Shares

                             3,680 Shares, Series W

                               ----------------

                                   PROSPECTUS

                                 June 26, 2001

                               ----------------

                              Salomon Smith Barney

                         Banc One Capital Markets, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------